Subsequent Events (Details)	12 Months Ended
Dec. 31, 2018
April 22, 2019 [Member]
Subsequent Events (Textual)
Subsequent events, description	On April 22, 2019 the European Investment bank (EIB) announced a 4,000 extension to its 2017 financing agreement with the Company in support of the ongoing pivotal Phase 3 clinical trial of the Company M-001 Universal Influenza Vaccine candidate. The extension will allow an increase of up to 8,000 participants, bringing the planned total size of the trial to approximately 12,000 participants.
March 25, 2019 [Member]
Subsequent Events (Textual)
Public offering, description	On March 25, 2019, the Company published a public offering in NASDAQ to issue NASDAQ listed ADSs in consideration of maximum aggregate sum of NIS 72,960 ($ 20,000).